SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)      June  29, 2000
                                                --------------------------------


                        WORLDWIDEWEB INSTITUTE.COM, INC.
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             (Exact name of registrant as specified in its charter)



   Florida                           33-40808-A                 65-0260247
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(State or other jurisdiction      (Commission File          (IRS Employer
 or incorporation)                  Number)                  Identification No.)



         6245 N.W. 9th Avenue, Suite 201, Fort Lauderdale, Florida 33309
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (954) 776-8444
                                                   -----------------------------


 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER ITEMS
         -----------

         The Company announced that it has elected Lt. Col. Alan Pavsner (Ret) to the post of President and Chief Executive Officer and Mr. Shawn K. MacNamara to the position of Executive Vice President and Chief Operating Officer. Col. Pavsner was previously Executive Vice President and Chief Operating Officer of the Company. Mr. MacNamara formerly served the Company as its General Manager. Mr. Smiley Sansoni continues as Chairman of the Board.

         ALAN PAVSNER has been Chief Operating Officer for WorldWideWeb since March 2000. Previously, between March 1999 and March 2000, he was Vice President for Field Operations for Integrated Homes, Inc., Boca Raton, Florida, which was engaged in providing low voltage technology solutions to major builders and developers under residential construction. Between January 1997 and March 1999, Mr. Pavsner was Vice President of Marketing for Spectra Systems, Inc., which was engaged in developing advanced technology equipment to major OEMs and Department of Defense contractors. Between January 1995 and January 1997, Mr. Pavsner was Vice President for P.N.C. Investments, Ltd. which was engaged in advising clients relative to acquisitions, and mergers and public securities markets. Between 1974 and 1995, Mr. Pavsner served with the United States Marine Corps where he concluded his career as Commanding Officer of Marine Aviation Support Group, Naval Air Warfare Center, Point Mugu, California and retired with the rank of Lieutenant Colonel. Mr. Pavsner also serves as a Director and principal on a limited basis of two companies engaged in locating suitable acquisition candidates.

         SHAWN McNAMARA was General Manager of WorldWideWeb from March, 2000 until promoted to Chief Operating Officer in June 2000. Between June, 1999 to the January, 2000 Mr. McNamara had been General Manager of DBD Management, Fort Lauderdale, Florida, which was an adult entertainment club while simultaneously operating as an independent consultant to numerous Internet based companies and adult entertainment clubs. Between November, 1998 and July 1999, he served as President of Internet Video Network, Pompano, Florida, which was also an Internet-based marketing company. Between September, 1998 to November, 1999 he was the founder and president of Global Telnet, an Internet based marketing company. Between August, 1997 and September 1998, Mr. McNamara was President of Internet Video Group, Inc., Pompano, Florida an Internet-based marketing company while simultaneously serving as an independent consultant to governmental authorities in connection with Internet related crimes. Prior to that, from July, 1995 and August, 1997, Mr.McNamara was Director of Operations for certain adult entertainment clubs before, and subsequent to, receivership under the U.S. Government in Southeast Florida.

         On June 29, 2000, the Company issued a press release in which it projected that it would experience a substantial operating loss for its fiscal year which concluded March 31, 2000 and anticipated an increased loss for the first quarter ending June 30, 2000. As described in the press release, the Company attributed the projected loss to lower than anticipated quarter to quarter sales in the second half, significant expenditures for marketing and infrastructure and costs related to the development and introduction of its new e-commerce website program. The Company said it believed that lower quarter to


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

quarter sales in its last fiscal quarter were primarily due to the wider array of choices available to consumers and small business for web site production, and the need for the Company to offer a broader range of on-line marketing, e-commerce, and promotional services and products to assist its customers.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      None

         (b)      Exhibits.

(1)      Press Release dated June 29, 2000


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, WorldWideWeb Institute.com, Inc. has signed this report.


                                                WORLDWIDEWEB INSTITUTE.COM, INC.


                                                By: /s/  Ernest Chu
                                                   -----------------------------
                                                Name:    Ernest Chu
                                                Title:   Chief Financial Officer

Dated: June 29, 2000







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

                                                                     EXHIBIT (1)

FOR IMMEDIATE RELEASE

CONTACT:

Ernest D. Chu, CFO  or
Sally Cupp

WorldWideWeb Institute.com, Inc.

(888)-932-9817

                        WORLDWIDEWEB INSTITUTE.COM, INC.

                       ANNOUNCES SENIOR MANAGEMENT CHANGES

Ft. Lauderdale, Fl.--- June 29, 2000 The WorldWideWeb Institute.com, Inc. (OTCBB
WWWA) announced today that it had promoted Lt. Col. Alan Pavsner (Ret.) to the post of President and Chief Executive Officer and Shawn K. McNamara to the position of Chief Operating Officer. President and founder, Smiley J. Sansoni, moves on to become Chairman of the Board, signaling a new direction for the company that began as the innovator of the free web site and Internet Student programs.

"The promotions of Col. Pavsner and Shawn McNamara put into place a first rate operating team," said Mr. Sansoni. "The company now has the management depth and experience to ensure effective operations while allowing us to take advantage of major opportunities to grow and meet our customer's needs."

Col. Pavsner, formerly the Company's Chief Operating Officer, is a decorated veteran of the Desert Shield and Desert Storm campaigns. During his 21 year distinguished Marine Corps career, he was well-known for his effective management accomplishments. Col. Pavsner, who graduated with a B.S. from Florida State University, and a M.A. in human resource management from Pepperdine University, also recently served in senior management positions with the private sector.

Shawn McNamara served as President of Global Telnet, a web site design and management company which developed leading technologies in web hosting, design and e-commerce, before coming to WWWI. An Internet entrepreneur, Mr. McNamara has extensive experience in building, developing and managing growing Internet companies.. He will focus on the day to day operations while also supporting the logistics required to grow WWWI's subsidiaries.

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


WorldWideWeb Institute.com, Inc. is a leader in web site design, hosting, online marketing and educational services. For more complete information on the Company, please visit the Company's web site at www.wwwi.net.












Statements in this release referring to expectations as to the future, results of operations and financial conditions, may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks, uncertainties, and other factor which may cause the actual results or events to be materially different from such forward-looking statements. Such factors include, but are not limited to levels of sales, general domestic and international conditions including consumer demand, reliance on key relationships, dependence on technology, actions taken by competitors, changes in telecommunications and infrastructure costs and the availability of capital. For more information, see the Company's filings with the Securities and Exchange Commission.





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